Trade and other payables: amounts falling due within one year	12 Months Ended
Dec. 31, 2022
Trade and other current payables [abstract]
Trade and other payables: amounts falling due within one year
19. Trade and other payables: amounts falling due within one year
The following are included in trade and other payables falling due within one year:

	2022	2021
	£m	£m
Trade payables	11,182.3	10,596.9
Deferred income	1,599.0	1,334.0
Payments due to vendors (earnout agreements)	62.0	85.6
Liabilities in respect of put option agreements with vendors	18.8	58.4
Fair value of derivatives	58.0	6.4
Share repurchases - close period commitments[1]	—	211.7
Other creditors and accruals	2,914.8	2,959.3
	15,834.9	15,252.3
Note
[1]During 2021, the Company entered into an arrangement with a third party to conduct share buybacks on its behalf in the close period commencing on 16 December 2021 and ending on 18 February 2022, in accordance with UK listing rules. The commitment resulting from this agreement constituted a liability at 31 December 2021 and was recognised as a movement in other reserves in the year ended 31 December 2021. After the close period ended on 18 February 2022, the liability was settled and the amount in other reserves was reclassified to retained earnings.
The Group considers that the carrying amount of trade and other payables approximates their fair value.
In all material respects, deferred income at 31 December 2021 was recognised as revenue during the year. Other than business-as-usual movements, and deferred income acquired on the acquisition of subsidiaries, there were no other significant changes in contract liability balances during the year.